                                                                    Exhibit 99.2
                                                                    ------------

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.
1350), the undersigned officer of Anworth Mortgage Asset Corporation, a Maryland corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002                   /s/ Lloyd McAdams
                                        ----------------------------------------
                                        Lloyd McAdams
                                        Chief Executive Officer



Dated:  August 14, 2002                   /s/ Thad Brown
                                        ----------------------------------------
                                        Thad Brown
                                        Chief Financial Officer



     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.